EXECUTION COPY

AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty”) is executed as of July 2, 2012, by EACH OF THE SUBSIDIARIES OF AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), LISTED ON SCHEDULE 1 ATTACHED HERETO or who become a party hereto pursuant to Section 21 below (each a “Guarantor” and collectively, “Guarantors”), for the benefit of the Credit Parties (defined below).

RECITALS:

A.           Borrower is party to that certain Term Loan Agreement, dated as of April 16, 2012 (the “Existing Term Loan Agreement”), among Borrower, American Realty Capital Trust, Inc. (“Parent Guarantor”), each lender from time to time party thereto (the “Existing Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent for the benefit of the Existing Lenders (“Administrative Agent”). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Term Loan Agreement.

B.           In connection with the Existing Term Loan Agreement, each Guarantor entered into that certain Subsidiary Guaranty Agreement, dated as of April 16, 2012 (the “Existing Guaranty”), in favor of Administrative Agent, for the benefit of the Existing Lenders, to guaranty the repayment of the Guaranteed Obligations (as defined in the Existing Guaranty) under the Existing Term Loan Agreement.

C.           Borrower, Parent Guarantor, the Existing Lenders and Administrative Agent have agreed to amend and restate the Existing Term Loan Agreement pursuant to that certain Amended and Restated Term Loan Agreement dated as of the date hereof (as same may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) among Borrower, Parent Guarantor, the lenders from time to time party thereto (including any Existing Lenders, the “Lenders”) and Administrative Agent (Administrative Agent and the Lenders, together with their respective successors and assigns, are each a “Credit Party,” and collectively the “Credit Parties”), which Term Loan Agreement, among other things, re-evidences the Borrower’s outstanding obligations under the Existing Term Loan Agreement and provides, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to or for the benefit of Borrower.

D.           Each Guarantor wishes to affirm its obligations under the terms of the Existing Guaranty and wishes to amend and restate the terms of the Existing Guaranty.

E.           Each Guarantor is a Subsidiary of Borrower and will, directly or indirectly, benefit from the Credit Parties’ extension of credit to Borrower.

F.           This Guaranty is integral to the transactions contemplated by the Loan Documents, and the execution and delivery hereof is a condition precedent to the Credit Parties’ obligations to extend credit to Borrower under the Loan Documents.

NOW, THEREFORE, as an inducement to the Credit Parties to enter into the Term Loan Agreement and to make Loans to Borrower thereunder, and to extend such credit to Borrower as the Credit Parties may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Obligations (hereinafter defined) and hereby agree as follows:

Section 1.          Nature of Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations including, without limitation, all indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrower to the Credit Parties arising under the Term Loan Agreement and the other Loan Documents (including, without limitation, all renewals, extensions, modifications, amendments, and restatements thereof and all costs, attorneys’ fees and expenses incurred by any Credit Party in connection with the collection or enforcement thereof) including, without limitation, any and all environmental indemnifications contained in the Loan Documents (collectively, the “Guaranteed Obligations”). Administrative Agent’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity, or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty.

Section 2.          No Setoff or Deductions; Taxes. Each Guarantor represents and warrants that it is formed and resident in the United States of America. All payments by any Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If any Guarantor must make a payment under this Guaranty, then such Guarantor represents and warrants that it will make the payment from its offices located in the United States of America to Administrative Agent, for the benefit of the Credit Parties, so that no withholding tax is imposed on such payment. Notwithstanding the foregoing, if any Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes (other than Excluded Taxes) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Section 2, then such Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that each Credit Party receives the sum it would have received had no such deduction or withholding been made and shall also pay to Administrative Agent, for the benefit of the Credit Parties, on demand, all additional amounts which Administrative Agent specifies as necessary to preserve the after-tax yield the Credit Parties would have received if such taxes had not been imposed. Guarantors shall promptly provide Administrative Agent with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

Section 3.          No Termination. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. All payments under this Guaranty shall be made at Administrative Agent’s Office in Dollars.

Section 4.          Waiver of Notices. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment, notice of intent to accelerate, notice of acceleration, and any other notices to which any Guarantor might otherwise be entitled.

Section 5.          NO SUBROGATION. No Guarantor shall exercise any right of subrogation, contribution, or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to Administrative Agent, for the benefit of the Credit Parties, to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

Section 6.          Waiver of Suretyship Defenses. Each Guarantor agrees that the Credit Parties may, at any time and from time to time, and without notice to Guarantors, make any agreement with Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge, or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging, or otherwise affecting the obligations of any Guarantor under this Guaranty. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of Borrower, or any claim that any Guarantor’s obligations exceed or are more burdensome than those of Borrower and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder. Each Guarantor waives any right to enforce any remedy which such Guarantor now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent for the benefit of the Credit Parties. Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

Section 7.          Exhaustion of Other Remedies Not Required. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Each Guarantor waives diligence by any of the Credit Parties and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any Credit Party to exhaust any right or remedy or to take any action against Borrower, any other guarantor, or any other person, entity, or property before enforcing this Guaranty against any Guarantor.

Section 8.          Reinstatement. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations (including pursuant to any settlement entered into by a Credit Party in its discretion) is revoked, terminated, rescinded, or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not Administrative Agent is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

Section 9.          Subordination. Each Guarantor hereby expressly subordinates the payment of all obligations and indebtedness of Borrower owing to such Guarantor, whether now existing or hereafter arising and whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to such Guarantor, (c) held by or are to be held by such Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing (collectively, the “Subordinated Debt”) to the indefeasible payment in full of all Guaranteed Obligations. Each Guarantor agrees not to accept any payment in respect of such Subordinated Debt from Borrower if a Default exists. If any Guarantor receives any payment in respect of any Subordinated Debt in violation of the foregoing, then such Guarantor shall hold that payment in trust for the Credit Parties and promptly turn it over to Administrative Agent, for the benefit of the Credit Parties, in the form received (with any necessary endorsements), to be applied in accordance with the Term Loan Agreement, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

Section 10.          Information. Each Guarantor agrees to furnish promptly to Administrative Agent any and all financial or other information regarding such Guarantor or its property as Administrative Agent may reasonably request in writing.

Section 11.          Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy, or reorganization of Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantors immediately upon demand by Administrative Agent.

Section 12.          INDEMNIFICATION AND Expenses.

(a)          Each Guarantor agrees to indemnify each Credit Party from and against any and all claims, losses, and liabilities in any way relating to, growing out of, or resulting from this Guaranty and the transactions contemplated hereby (including, without limitation, enforcement of this Guaranty), except to the extent such claims, losses, or liabilities result from such Credit Party’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b)          Each Guarantor shall indemnify each Credit Party and each Related Party of any of the Credit Parties (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, and related expenses (including, without limitation, the fees, charges, and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or any Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery or enforcement of this Guaranty or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder, the consummation of the transactions contemplated hereby, or, in the case of Administrative Agent and its Related Parties only, the administration of this Guaranty; or (ii) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by any Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee and its Related Parties, be available to the extent that such losses, claims, damages, liabilities, or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its Related Parties.

(c)          Each Guarantor shall pay to Administrative Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Administrative Agent may incur in connection with the administration of this Guaranty, including, without limitation, any such costs and expenses incurred in the preservation, protection, or enforcement of any rights of any Credit Party in any case commenced by or against any Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of Guarantors under the preceding sentence shall survive termination of this Guaranty.

Section 13.          AMENDMENTS. No amendment, modification, termination, or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and each Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 14.           Notices; ELECTRONIC DELIVERY OF CERTAIN INFORMATION. Documents.

(a)           Any notice or other communication herein required or permitted to be given shall be in writing and shall be in accordance with the provisions of Section 11.02 of the Term Loan Agreement. All notices or other communications hereunder shall be made to the applicable address, as follows: (i) if addressed to Administrative Agent, then to the address specified for Administrative Agent set forth on Schedule 11.02 of the Term Loan Agreement; and (ii) if addressed to any Guarantor, then to the address as follows: c/o American Realty Capital, 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: William M. Kahane, Facsimile No.: (646) 861-7812, with a copy to c/o American Realty Capital, 405 Park Avenue, 15th Floor, New York, New York 10022, Attention: Jesse C. Galloway, Facsimile No.: (646) 861-7804. Any party to this Guaranty may change its address, telecopier or telephone number for notices and other communications in accordance with the terms and provisions set forth in Section 11.02(d) of the Term Loan Agreement.

(b)          Documents required to be delivered pursuant to this Guaranty shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which each of the Credit Parties have access (including a commercial, third-party website such as www.sec.gov <http://www.sec.gov> or a website sponsored or hosted by Administrative Agent or Borrower) provided that the foregoing shall not apply to any Credit Party that has notified Administrative Agent and Borrower that it cannot or does not want to receive electronic communications.  Administrative Agent or Borrower, on behalf of the Guarantors, may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications, all in accordance with the terms of the Term Loan Agreement.  Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which Administrative Agent or Borrower, on behalf of applicable Guarantor, posts such documents or the documents become available on a commercial website and Administrative Agent or Borrower, on behalf of such Guarantor, notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of  9:00 a.m. Eastern time on the opening of business on the next Business Day for the recipient.  Notwithstanding anything contained herein, in every instance each Guarantor shall deliver paper copies of any documents to any Credit Party that requests such paper copies until a written request to cease delivering paper copies is given by such Credit Party.  Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by any Guarantor with any such request for delivery.

Section 15.          No Waiver; Enforceability. No failure by any Credit Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

Section 16.          Assignment. This Guaranty shall: (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Administrative Agent (and any attempted assignment without such consent shall be void); and (b) inure to the benefit of each of the Credit Parties and their respective successors and assigns and the Credit Parties may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor agrees that the Credit Parties may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in the Credit Parties’ possession concerning any Guarantor, this Guaranty, and any security for this Guaranty to the extent permitted under, and in compliance with, the terms of the Term Loan Agreement.

Section 17.         Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning the financial condition, business, and operations of Borrower as Guarantors require, and that no Credit Party shall have any duty, and Guarantors are not relying on any Credit Party at any time, to disclose to Guarantors any information relating to the business, operations, or financial condition of Borrower.

Section 18.         RIGHTS OF SETOFF. If and to the extent any payment is not made when due hereunder, then Administrative Agent and each other Credit Party (with the prior consent of Administrative Agent) may setoff and charge from time to time any amount so due against any or all of Guarantors’ accounts or deposits with Administrative Agent or such other Credit Party.

Section 19.         Other Guarantees. Unless otherwise agreed by Administrative Agent, the applicable Credit Party and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the Credit Parties or any term or provision thereof.

Section 20.         REPRESENTATIONS AND WARRANTIES; LOAN DOCUMENTS. By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable by their terms to such Guarantor and shall be imposed upon such Guarantor, and each Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the setoff provisions as noted in Section 18 above in favor of the Credit Parties. In the event the Term Loan Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, such terms, covenants, and agreements of the Term Loan Agreement or such other Loan Document incorporated herein by this reference and which are, by their terms, made applicable to any Guarantors shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.

Section 21.         Additional Guarantors. The initial Guarantors hereunder shall be each of the Subsidiary Guarantors of Borrower that are signatories hereto and that are listed on Schedule 1 attached hereto. From time to time subsequent to the date hereof, additional Subsidiary Guarantors of Borrower may become parties hereto as additional Guarantors (each an “Additional Guarantor”) by executing a counterpart of this Guaranty in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary Guarantor of Borrower to become an Additional Guarantor hereunder. Subject to Section 22, this Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any such person becomes or fails to become or ceases to be a Guarantor hereunder.

Section 22.         Release of Guarantors. Subject to Section 10.10 of the Term Loan Agreement, a Guarantor may be released from its obligations under this Guaranty by Administrative Agent’s execution of a Release of Guaranty in the form of Exhibit B attached hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the release of any other Guarantor hereunder.

Section 23.          GOVERNING LAW; JURISDICTION; ETC.

(a)          GOVERNING LAW.         THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)          SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)          WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 23(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE TERM LOAN AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)          Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

Section 24.         Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 25.         ACKNOWLEDGMENT OF BENEFITS; CONTRIBUTION; EFFECT OF AVOIDANCE PROVISIONS.

(a) Each Guarantor acknowledges that it has received, or will receive, significant financial and other benefits, either directly or indirectly, from the proceeds of the Loans made by the Lenders to the Borrower pursuant to the Term Loan Agreement; that the benefits received by such Guarantor are reasonably equivalent consideration for such Guarantor's execution of this Guaranty; and that such benefits include, without limitation, the access to capital afforded to the Borrower pursuant to the Term Loan Agreement from which the activities of such Guarantor will be supported, the refinancing of certain existing indebtedness of Borrower and such Guarantor secured by such Guarantor’s Borrowing Base Properties from the proceeds of the Loans, and the ability to refinance that indebtedness at a lower interest rate and otherwise on more favorable terms than would be available to it if the Borrowing Base Properties owned by such Guarantor’s were being financed on a stand-alone basis and not as part of a pool of assets comprising the security for the Obligations. Each Guarantor is executing this Guaranty and the other Loan Documents in consideration of those benefits received by it.

(b)          Each Guarantor hereby agrees as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law.  Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been indefeasibly and irrevocably paid in full, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been indefeasibly and irrevocably paid in full.

(c)          It is the intent of each Guarantor, the Administrative Agent and the Lenders that in any proceeding under any Debtor Relief Laws, such Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents) to be avoidable or unenforceable against such Guarantor in such proceeding as a result of applicable Laws, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise. The Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents) shall be determined in any such proceeding are referred to herein as "Avoidance Provisions". Accordingly, to the extent that the obligations of a Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to the greater of (A) the amount which, as of the time any of the Guaranteed Obligations are deemed to have been incurred by such Guarantor under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Guarantor for payment on account of the Guaranteed Obligations, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions. In determining the limitations, if any, on the amount of any Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account. The provisions under this Section are intended solely to preserve the rights of the Administrative Agent and the Lenders hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Administrative Agent and the Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

Section 26.         AMENDMENT AND RESTATEMENT; NO NOVATION OF EXISTING GUARANTY. This Guaranty amends and restates in its entirety the Existing Guaranty and this Guaranty is in no way intended to constitute a novation of any obligations owed by Guarantors to the Credit Parties (as defined in the Existing Guaranty) under the Existing Guaranty, all of which are hereby reaffirmed, ratified and confirmed.

Section 27.         GENERAL AFFIRMATION OF LOAN DOCUMENTS. Each of the undersigned hereby (a) acknowledges and consents to the execution and delivery of the Term Loan Agreement by the parties thereto and the execution and delivery of each of the instruments, documents and agreements required in connection therewith, (b) agrees that the Term Loan Agreement and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Loan Documents (as defined in the Existing Term Loan Agreement) to which it is a party, (c) reaffirms all of its obligations under the Loan Documents (as defined in the Existing Term Loan Agreement) to which it is a party, and (d) acknowledges and agrees that each Loan Document (as defined in the Existing Term Loan Agreement) executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Section 28.         FINAL AGREEMENT. This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. there are no unwritten oral agreements between the parties.

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Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor and Administrative Agent have caused this Guaranty to be duly executed and delivered as of the date first written above.

GUARANTORS:

ARC ARABLOH001, LLC
ARC ARABRNC001, LLC
ARC ARBYCMI001, LLC
ARC ARCBYPA001, LLC
ARC ARCTDNY001, LLC
ARC ARGIDNE001, LLC
ARC ARHDNFL001, LLC
ARC ARKTGOH001, LLC
ARC ARMLNSC001, LLC
ARC AROCTNY001, LLC
ARC ARPBLCO001, LLC
ARC ARPCLFL001, LLC
ARC ARPHRFL001, LLC
ARC ARPQAOH001, LLC
ARC ARRLDMS001, LLC
ARC ARRTDNY001, LLC
ARC ARSPHFL001,LLC
ARC ARVCTTX001, LLC
ARC AZCLBSC001, LLC
ARC BFCHSVA001, LLC
ARC BFDRDMO001, LLC
ARC BFEDMOK001, LLC
ARC BFMDBFL001, LLC
ARC BFMWKWI001, LLC
ARC BFNRFNJ001, LLC
ARC BFOKCOK001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC BFOWAOK001, LLC
ARC BFTULOK001, LLC
ARC BFYKNOK001, LLC
ARC BJBBGSC001, LLC
ARC BJBUFGA001, LLC
ARC BJGRFNC001, LLC
ARC BJHLBNC001,LLC
ARC BJHPTNC001, LLC
ARC BJHWLGA001, LLC
ARC BJINMSC001, LLC
ARC BJLNCNC001, LLC
ARC BJNPTAL001, LLC
ARC BJPDNSC001, LLC
ARC BJRFDNC001, LLC
ARC BJTSVNC001, LLC
ARC BJWKTNC001, LLC
ARC BSPSCAR001, LLC
ARC CAOMHNE001, LLC
ARC CCALBGA001, LLC
ARC CVCHSNY001, LLC
ARC CVDRYFL001, LLC
ARC CVRKRNC001, LLC
ARC DDBLKID001, LLC
ARC DDENTAL001, LLC
ARC DDSLVPA001, LLC
ARC DFLVPIL001, LLC
ARC DFWCHKS001, LLC
ARC DGABBLA001, LLC
ARC DGADLAL001, LLC
ARC DGALSMI001, LLC
ARC DGBKYMI001, LLC
ARC DGBMNOH001, LLC
ARC DGBMTTX001, LLC
ARC DGBNTMO001, LLC
ARC DGBSMAL001, LLC
ARC DGBSNKY001, LLC
ARC DGCATIL001, LLC
ARC DGCCPMO001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC DGCDNOH001, LLC
ARC DGCLBIL001, LLC
ARC DGCNTMI001, LLC
ARC DGCPCTX001, LLC
ARC DGCPMMI001, LLC
ARC DGCRGIL001, LLC
ARC DGCVLAL001, LLC
ARC DGDRNKY001, LLC
ARC DGDSNLA001, LLC
ARC DGDTNOH001, LLC
ARC DGELSTX001, LLC
ARC DGFLNLA001, LLC
ARC DGFYTOH001, LLC
ARC DGGDNMI001, LLC
ARC DGGNSTX001, LLC
ARC DGIWNGA001, LLC
ARC DGJSNMO001, LLC
ARC DGJSPAL001, LLC
ARC DGJSPAL002, LLC
ARC DGJSPAL003, LLC
ARC DGKGNOH001, LLC
ARC DGLFTLA001, LLC
ARC DGLRHFL001, LLC
ARC DGLTCMI001, LLC
ARC DGLVLLA001, LLC
ARC DGMCLMI001, LLC
ARC DGMLVLA001, LLC
ARC DGMMTLA001, LLC
ARC DGMNRLA001, LLC
ARC DGMTATX001, LLC
ARC DGCDNOH001, LLC
ARC DGCLBIL001, LLC
ARC DGCNTMI001, LLC
ARC DGCPCTX001, LLC
ARC DGCPMMI001, LLC
ARC DGCRGIL001, LLC
ARC DGCVLAL001, LLC
ARC DGDRNKY001, LLC
ARC DGDSNLA001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC DGMTSIA001, LLC
ARC DGNMKMI001, LLC
ARC DGNPTOH001, LLC
ARC DGOKHOH001, LLC
ARC DGOLKAL001, LLC
ARC DGOLSLA001, LLC
ARC DGOROMO001, LLC
ARC DGPNKMI001, LLC
ARC DGPVTLA001, LLC
ARC DGQNCMO001, LLC
ARC DGRBLLA001, LLC
ARC DGSATTX001, LLC
ARC DGSBTTN001, LLC
ARC DGSHNMI001, LLC
ARC DGSLBAL001, LLC
ARC DGSMTFL001, LLC
ARC DGSPHMI001, LLC
ARC DGSSTAL001, LLC
ARC DGSTJMI001, LLC
ARC DGSVLOH001, LLC
ARC DGTBYAL001, LLC
ARC DGTKSMI001, LLC
ARC DGUVLMO001, LLC
ARC DGWLLMI001, LLC
ARC DGWTLIA001, LLC
ARC FEBTMMD001, LLC
ARC FECNTOH001, LLC
ARC FEEGBNY001, LLC
ARC FEGRNOH001, LLC
ARC FENPXAZ001, LLC
ARC DGMTSIA001, LLC
ARC DGNMKMI001, LLC
ARC DGNPTOH001, LLC
ARC DGOKHOH001, LLC
ARC DGOLKAL001, LLC
ARC DGOLSLA001, LLC
ARC DGOROMO001, LLC
ARC DGPNKMI001, LLC
ARC DGPVTLA001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC FESAGMI001, LLC
ARC FESHRTX001, LLC
ARC FEWLBNH001, LLC
ARC GSBRKNY001, LLC
ARC GSBRNTX001, LLC
ARC GSCOSCO001, LLC
ARC GSDALTX001, LLC
ARC GSEAGTX001, LLC
ARC GSKNXTN001, LLC
ARC GSNPRFL001, LLC
ARC GSPARTX001, LLC
ARC GSPARWV001, LLC
ARC GSREDCA001, LLC
ARC GSSCYIA001, LLC
ARC GSSVAAZ001, LLC
ARC HVHVPA0001 GP LLC
ARC HVLHNPA001 GP LLC
ARC HVLNDPA001 GP LLC
ARC HVLNDPA002 GP LLC
ARC HVLRKPA001 GP LLC
ARC HVLSDPA001 GP LLC
ARC HVPMTPA001 GP LLC
ARC HVSGHPA001 GP LLC
ARC HVSHPA0001 GP LLC
ARC HVSPKPA001 GP LLC
ARC HVSTNPA001 GP LLC
ARC HVSTNPA002 GP LLC
ARC HVSVPA0001 GP LLC
ARC HVWPTPA001 GP LLC
ARC HVWYMPA001 GP LLC
ARC FESAGMI001, LLC
ARC FESHRTX001, LLC
ARC FEWLBNH001, LLC
ARC GSBRKNY001, LLC
ARC GSBRNTX001, LLC
ARC GSCOSCO001, LLC
ARC GSDALTX001, LLC
ARC GSEAGTX001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC IHBRGLA001, LLC
ARC IHSAL0R001, LLC
ARC JJAMHNY001, LLC
ARC JJPLYMA001, LLC
ARC JJWATNJ001, LLC
ARC KGADRIA001, LLC
ARC KGBLVMO001, LLC
ARC KGBLVMO002, LLC
ARC KGFGRMO001, LLC
ARC KGHLSMO001, LLC
ARC KGMNTMO001, LLC
ARC KGNLAIA001, LLC
ARC KGSPFMO001, LLC
ARC KGSPFMO002, LLC
ARC KGSPFMO003, LLC
ARC KGSPFMO004, LLC
ARC KGSPFMO005, LLC
ARC KGSPFMO006, LLC
ARC KGSPFMO007, LLC
ARC KGSPFMO008, LLC
ARC KGWYVMO001, LLC
ARC LWAUGGA001, LLC
ARC MBOKCOK001, LLC
ARC MBWESTX001, LLC
ARC NTDLVGA001, LLC
ARC NTKNSGA001, LLC
ARC NTLBNGA001, LLC
ARC ORBVAMI001, LLC
ARC ORRSVMI001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC ORSGNMI001, LLC
ARC ORWFDMI001, LLC
ARC PBLVGNV001, LLC
ARC PBNWLPA001, LLC
ARC PBSTKCA001, LLC
ARC PMOTTIL001, LLC
ARC RNAUGGA001, LLC
ARC RNDKSTN001, LLC
ARC RNKSCKS001, LLC
ARC RNMPHTN001, LLC
ARC RNNAUSC001, LLC
ARC RNNCSIN001, LLC
ARC RNSMPTN001, LLC
ARC RNSVLGA001, LLC
ARC RNVLDGA001, LLC
ARC SEBRDFL001, LLC
ARC SEMTDFL001, LLC
ARC TJPTLME001, LLC
ARC TPCANNY001, LLC
ARC TSFRCSC001, LLC
ARC TSKMZMI001, LLC
ARC TSMDNGA001, LLC
ARC TSPTKCT001, LLC
ARC USMNEMN001, LLC
ARC VACLDID001, LLC
ARC WGACWGA001, LLC
ARC WGANGNY001, LLC
ARC WGBKLNY001 LLC
ARC WGBKLNY002 LLC
ARC WGELKIN001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC WGFSTMS001, LLC

ARC WGLSPGA001, LLC

ARC WGMRCLA001, LLC

ARC WGPTHNY001 LLC

ARC WGQNSNY001 LLC

ARC WGQNSNY002 LLC

ARC WGQNSNY003 LLC

ARC WMEBBPA001, LLC

ARC WPMRNOH001, LLC

CRE JV Mixed Five IL 1 Branch Holdings LLC

ARC FEHOUTX 001, LLC

ARC JBDESMO001, LLC

ARC JBTDAOR001, LLC

ARC JBCCRTX001, LLC

ARC JBVANWA001, LLC

ARC JBHOUTX001, LLC

ARC WGBYRMS001, LLC

ARC WGIRDNY001, LLC

ARC WGPYNNY001, LLC

ARC WRELPTX001, LLC

ARC WPIACIA001, LLC

ARC GEMSKWI001, LLC

ARC LMLUFTX001, LLC

ARC FESPKWA001, LLC

ARC VZHRMMD001, LLC

ARC RRBDFTX001, LLC

ARC ROC17MA LLC

ARC PANJOH54 LLC

ARC ROCK17MA Member LLC

ARC PANJOH54 Member LLC

ARC PA-QRS Trust Member LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ARC PA-QRS Trust, a Virginia business trust

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

Signature Page to

Amended and Restated Subsidiary Guaranty Agreement

SCHEDULE 1

INITIAL GUARANTORS

ARC ARABLOH001, LLC
ARC ARABRNC001, LLC
ARC ARBYCMI001, LLC
ARC ARCBYPA001, LLC
ARC ARCTDNY001, LLC
ARC ARGIDNE001, LLC
ARC ARHDNFL001, LLC
ARC ARKTGOH001, LLC
ARC ARMLNSC001, LLC
ARC AROCTNY001, LLC
ARC ARPBLCO001, LLC
ARC ARPCLFL001, LLC
ARC ARPHRFL001, LLC
ARC ARPQAOH001, LLC
ARC ARRLDMS001, LLC
ARC ARRTDNY001, LLC
ARC ARSPHFL001,LLC
ARC ARVCTTX001, LLC
ARC AZCLBSC001, LLC
ARC BFCHSVA001, LLC
ARC BFDRDMO001, LLC
ARC BFEDMOK001, LLC
ARC BFMDBFL001, LLC
ARC BFMWKWI001, LLC
ARC BFNRFNJ001, LLC
ARC BFOKCOK001, LLC
ARC BFOWAOK001, LLC
ARC BFTULOK001, LLC
ARC BFYKNOK001, LLC
ARC BJBBGSC001, LLC
ARC BJBUFGA001, LLC
ARC BJGRFNC001, LLC
ARC BJHLBNC001,LLC
ARC BJHPTNC001, LLC
ARC BJHWLGA001, LLC
ARC BJINMSC001, LLC
ARC BJLNCNC001, LLC
ARC BJNPTAL001, LLC
ARC BJPDNSC001, LLC
ARC BJRFDNC001, LLC

Schedule 1

ARC BJTSVNC001, LLC
ARC BJWKTNC001, LLC
ARC BSPSCAR001, LLC
ARC CAOMHNE001, LLC
ARC CCALBGA001, LLC
ARC CVCHSNY001, LLC
ARC CVDRYFL001, LLC
ARC CVRKRNC001, LLC
ARC DDBLKID001, LLC
ARC DDENTAL001, LLC
ARC DDSLVPA001, LLC
ARC DFLVPIL001, LLC
ARC DFWCHKS001, LLC
ARC DGABBLA001, LLC
ARC DGADLAL001, LLC
ARC DGALSMI001, LLC
ARC DGBKYMI001, LLC
ARC DGBMNOH001, LLC
ARC DGBMTTX001, LLC
ARC DGBNTMO001, LLC
ARC DGBSMAL001, LLC
ARC DGBSNKY001, LLC
ARC DGCATIL001, LLC
ARC DGCCPMO001, LLC
ARC DGCDNOH001, LLC
ARC DGCLBIL001, LLC
ARC DGCNTMI001, LLC
ARC DGCPCTX001, LLC
ARC DGCPMMI001, LLC
ARC DGCRGIL001, LLC
ARC DGCVLAL001, LLC
ARC DGDRNKY001, LLC
ARC DGDSNLA001, LLC
ARC DGDTNOH001, LLC
ARC DGELSTX001, LLC
ARC DGFLNLA001, LLC
ARC DGFYTOH001, LLC
ARC DGGDNMI001, LLC
ARC DGGNSTX001, LLC
ARC DGIWNGA001, LLC
ARC DGJSNMO001, LLC
ARC DGJSPAL001, LLC

Schedule 1

ARC DGJSPAL002, LLC
ARC DGJSPAL003, LLC
ARC DGKGNOH001, LLC
ARC DGLFTLA001, LLC
ARC DGLRHFL001, LLC
ARC DGLTCMI001, LLC
ARC DGLVLLA001, LLC
ARC DGMCLMI001, LLC
ARC DGMLVLA001, LLC
ARC DGMMTLA001, LLC
ARC DGMNRLA001, LLC
ARC DGMTATX001, LLC
ARC DGCDNOH001, LLC
ARC DGCLBIL001, LLC
ARC DGCNTMI001, LLC
ARC DGCPCTX001, LLC
ARC DGCPMMI001, LLC
ARC DGCRGIL001, LLC
ARC DGCVLAL001, LLC
ARC DGDRNKY001, LLC
ARC DGDSNLA001, LLC
ARC DGMTSIA001, LLC
ARC DGNMKMI001, LLC
ARC DGNPTOH001, LLC
ARC DGOKHOH001, LLC
ARC DGOLKAL001, LLC
ARC DGOLSLA001, LLC
ARC DGOROMO001, LLC
ARC DGPNKMI001, LLC
ARC DGPVTLA001, LLC
ARC DGQNCMO001, LLC
ARC DGRBLLA001, LLC
ARC DGSATTX001, LLC
ARC DGSBTTN001, LLC
ARC DGSHNMI001, LLC
ARC DGSLBAL001, LLC
ARC DGSMTFL001, LLC
ARC DGSPHMI001, LLC
ARC DGSSTAL001, LLC
ARC DGSTJMI001, LLC
ARC DGSVLOH001, LLC
ARC DGTBYAL001, LLC

Schedule 1

ARC DGTKSMI001, LLC
ARC DGUVLMO001, LLC
ARC DGWLLMI001, LLC
ARC DGWTLIA001, LLC
ARC FEBTMMD001, LLC
ARC FECNTOH001, LLC
ARC FEEGBNY001, LLC
ARC FEGRNOH001, LLC
ARC FENPXAZ001, LLC
ARC DGMTSIA001, LLC
ARC DGNMKMI001, LLC
ARC DGNPTOH001, LLC
ARC DGOKHOH001, LLC
ARC DGOLKAL001, LLC
ARC DGOLSLA001, LLC
ARC DGOROMO001, LLC
ARC DGPNKMI001, LLC
ARC DGPVTLA001, LLC
ARC FESAGMI001, LLC
ARC FESHRTX001, LLC
ARC FEWLBNH001, LLC
ARC GSBRKNY001, LLC
ARC GSBRNTX001, LLC
ARC GSCOSCO001, LLC
ARC GSDALTX001, LLC
ARC GSEAGTX001, LLC
ARC GSKNXTN001, LLC
ARC GSNPRFL001, LLC
ARC GSPARTX001, LLC
ARC GSPARWV001, LLC
ARC GSREDCA001, LLC
ARC GSSCYIA001, LLC
ARC GSSVAAZ001, LLC
ARC HVHVPA0001 GP LLC
ARC HVLHNPA001 GP LLC
ARC HVLNDPA001 GP LLC
ARC HVLNDPA002 GP LLC
ARC HVLRKPA001 GP LLC
ARC HVLSDPA001 GP LLC
ARC HVPMTPA001 GP LLC
ARC HVSGHPA001 GP LLC
ARC HVSHPA0001 GP LLC
ARC HVSPKPA001 GP LLC
ARC HVSTNPA001 GP LLC

Schedule 1

ARC HVSTNPA002 GP LLC
ARC HVSVPA0001 GP LLC
ARC HVWPTPA001 GP LLC
ARC HVWYMPA001 GP LLC
ARC FESAGMI001, LLC
ARC FESHRTX001, LLC
ARC FEWLBNH001, LLC
ARC GSBRKNY001, LLC
ARC GSBRNTX001, LLC
ARC GSCOSCO001, LLC
ARC GSDALTX001, LLC
ARC GSEAGTX001, LLC
ARC IHBRGLA001, LLC
ARC IHSAL0R001, LLC
ARC JJAMHNY001, LLC
ARC JJPLYMA001, LLC
ARC JJWATNJ001, LLC
ARC KGADRIA001, LLC
ARC KGBLVMO001, LLC
ARC KGBLVMO002, LLC
ARC KGFGRMO001, LLC
ARC KGHLSMO001, LLC
ARC KGMNTMO001, LLC
ARC KGNLAIA001, LLC
ARC KGSPFMO001, LLC
ARC KGSPFMO002, LLC
ARC KGSPFMO003, LLC
ARC KGSPFMO004, LLC
ARC KGSPFMO005, LLC
ARC KGSPFMO006, LLC
ARC KGSPFMO007, LLC
ARC KGSPFMO008, LLC
ARC KGWYVMO001, LLC
ARC LWAUGGA001, LLC
ARC MBOKCOK001, LLC
ARC MBWESTX001, LLC
ARC NTDLVGA001, LLC
ARC NTKNSGA001, LLC
ARC NTLBNGA001, LLC
ARC ORBVAMI001, LLC
ARC ORRSVMI001, LLC
ARC ORSGNMI001, LLC
ARC ORWFDMI001, LLC
ARC PBLVGNV001, LLC

Schedule 1

ARC PBNWLPA001, LLC
ARC PBSTKCA001, LLC
ARC PMOTTIL001, LLC
ARC RNAUGGA001, LLC
ARC RNDKSTN001, LLC
ARC RNKSCKS001, LLC
ARC RNMPHTN001, LLC
ARC RNNAUSC001, LLC
ARC RNNCSIN001, LLC
ARC RNSMPTN001, LLC
ARC RNSVLGA001, LLC
ARC RNVLDGA001, LLC
ARC SEBRDFL001, LLC
ARC SEMTDFL001, LLC
ARC TJPTLME001, LLC
ARC TPCANNY001, LLC
ARC TSFRCSC001, LLC
ARC TSKMZMI001, LLC
ARC TSMDNGA001, LLC
ARC TSPTKCT001, LLC
ARC USMNEMN001, LLC
ARC VACLDID001, LLC
ARC WGACWGA001, LLC
ARC WGANGNY001, LLC
ARC WGBKLNY001 LLC
ARC WGBKLNY002 LLC
ARC WGELKIN001, LLC
ARC WGFSTMS001, LLC
ARC WGLSPGA001, LLC
ARC WGMRCLA001, LLC
ARC WGPTHNY001 LLC
ARC WGQNSNY001 LLC
ARC WGQNSNY002 LLC
ARC WGQNSNY003 LLC
ARC WMEBBPA001, LLC
ARC WPMRNOH001, LLC
CRE JV Mixed Five IL 1 Branch Holdings LLC
ARC FEHOUTX 001, LLC
ARC JBDESMO001, LLC
ARC JBTDAOR001, LLC
ARC JBCCRTX001, LLC
ARC JBVANWA001, LLC
ARC JBHOUTX001, LLC
ARC WGBYRMS001, LLC

Schedule 1

ARC WGIRDNY001, LLC
ARC WGPYNNY001, LLC
ARC WRELPTX001, LLC
ARC WPIACIA001, LLC
ARC GEMSKWI001, LLC
ARC LMLUFTX001, LLC
ARC FESPKWA001, LLC
ARC VZHRMMD001, LLC
ARC RRBDFTX001, LLC
ARC ROC17MA LLC
ARC PANJOH54 LLC
ARC ROCK17MA Member LLC
ARC PANJOH54 Member LLC
ARC PA-QRS Trust Member LLC
ARC PA-QRS Trust,

Schedule 1

EXHIBIT A

COUNTERPART TO AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

In witness whereof, the undersigned Additional Guarantor has caused this Amended and Restated Subsidiary Guaranty Agreement to be executed and delivered by its officer thereunto duly authorized as of ______________ ____, 20___.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Exhibit A

EXHIBIT B

FORM OF RELEASE OF GUARANTOR

In witness whereof, the undersigned Administrative Agent, on behalf of the Credit Parties, hereby releases and discharges ____________________ from any and all obligations and liabilities of ____________________ to the Credit Parties under that certain Amended and Restated Subsidiary Guaranty Agreement dated as of July 2, 2012 executed by the Subsidiary Guarantors of American Realty Capital Operating Partnership, LP, a Delaware limited partnership, described therein in favor of Administrative Agent for the benefit of the Credit Parties.

Wells Fargo Bank, National Association, as Administrative Agent

By:
Name:
Title:

Exhibit B